Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Drinks Americas Holdings, Ltd. (the "Company") on Form 10-K for the fiscal year ended April 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery Daub, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jeffery Daub	August 13, 2009
Jeffery Daub,
Chief Financial Officer